UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  October 16, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 13, 2023 (the “Closing Date”), Ault Alliance, Inc., a Delaware corporation (the “Company”) entered into a Note Purchase Agreement (the “Agreement”) with Ault & Company, Inc., a Delaware corporation (the “Purchaser”), pursuant to which the Company sold to the Purchaser (i) a senior secured convertible promissory note in the principal face amount of $17,519,832 (the “Note”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for a total purchase price of up to $17,519,832 (the “Transaction”).

The purchase price was comprised of the following: (i) cancellation of $4,625,000 of cash loaned by the Purchaser to the Company since June 8, 2023 pursuant to a short-term loan agreement; (ii) cancellation of $11,644,832 of term loans made by the Company to the Purchaser in exchange for the Purchaser assuming liability for the payment of $11,644,832 of secured notes; and (iii) the retirement of $1,250,000 stated value of 125,000 shares of the Company’s Series B Convertible Preferred Stock (representing all shares issued and outstanding of that series) being transferred from the Purchaser to the Company.

The Purchaser is an affiliate of the Company.

In addition, the Company, various subsidiaries of the Company (the “Subsidiaries”) and the Purchaser entered into a security agreement (the “Security Agreement”) pursuant to which the Company and the Subsidiaries granted the Purchaser a senior security interest in substantially all of their assets as collateral for the repayment of the Note. Further, the Company, the Subsidiaries, the Purchaser and senior lenders of the Company (the “Senior Lenders”) entered into a subordination agreement (the “Subordination Agreement”), pursuant to which the Purchaser subordinated the security interest granted pursuant to the Security Agreement to the outstanding security interest of the Senior Lenders in various collateral of the Company and the Subsidiaries.

Description of the Senior Secured Convertible Promissory Note

The Note has a principal face amount of $17,519,832 and has a maturity date of October 12, 2028 (the “Maturity Date”). The Note bears interest at the rate of 10% per annum. Interest is payable, at the Purchaser’s option, in cash or shares of Common Stock at the applicable Conversion Price (as defined below). Accrued interest is payable on the Maturity Date, provided, however, that the Purchaser has the option, on not less than 10 calendar days’ notice to the Company, to require payment of accrued but unpaid interest on a monthly basis in arrears.

The Note is convertible at any time after NYSE approval of the Supplemental Listing Application into shares of Common Stock (the “Conversion Shares”) at a conversion price equal to the greater of (i) $0.10 per share (the “Floor Price”), and (ii) the lesser of (A) $0.2952, which represented 105% of the volume weighted average price of the Common Stock during the ten trading days immediately prior to the Closing Date, or (B) 105% of the closing sale price of the Common Stock on the trading day immediately prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

The Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. Upon an event of default, the Purchaser has a right to accelerate the Maturity Date and require the Company to redeem the Note at a price equal to 110% of the principal amount of the Note plus accrued and unpaid interest to the date of redemption. The Purchaser does not have the right to repay the Note prior to the Maturity Date.

Description of the Warrants

On the Closing Date, the Company issued the Purchaser the Warrants, which grant the Purchaser the right to purchase 47,685,988 shares of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is $0.1837, which represented 110% of the closing price of the Common Stock on the Closing Date (the “Exercise Price”). The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the first business day after the six-month anniversary of the Closing Date.

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Exchange Cap Limitation and Stockholder Approval

The Company may not issue Conversion Shares and/or Warrant Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Closing Date, in accordance with the rules and regulations of the NYSE American, LLC (the “Exchange”) unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the Agreement and as required by the Exchange, the Company agreed to file a proxy statement to obtain the Stockholder Approval.

The foregoing descriptions of the Agreement, the Note, the Warrants, the Security Agreement and the Subordination Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement, the Security Agreement and the Subordination Agreement filed as Exhibits 10.1, 10.2 and 10.3, respectively, and the forms of the Note and the Warrants, copies which are filed as Exhibits 4.1 and 10.2, respectively, hereto to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Notes, Warrants, Conversion Shares and the Warrant Shares described in this Current Report on Form 8-K were offered and sold to the Investors in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

ITEM 7.01       REGULATION FD DISCLOSURE.

On October 16, 2023, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
4.1	Form of Note.

4.2	Form of Warrant.

10.1	Form of Note Purchase Agreement, dated October 13, 2023.

10.2	Form of Security Agreement, dated October 13, 2023.

10.3	Form of Subordination Agreement, dated October 13, 2023.

99.1	Press Release issued on October 16, 2023.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: October 16, 2023	/s/ Henry Nisser
Henry Nisser President and General Counsel

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